Exhibit 31.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002
I, Robert M. Clements, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of EverBank Financial Corp;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

/s/ Robert M. Clements

Robert M. Clements
Chief Executive Officer
(Principal Executive Officer)
Date: April 13, 2017